J.P. Morgan Series Trust (formerly JPM Series Trust)

Supplement dated January 13, 1998, as applicable to the following Prospectus:

JPM Pierpont Shares: California Bond Fund, dated 6/25/97

1.   Investment Minimums:

The required minimum initial investment in the Fund is $2,500. The minimum subsequent investment is $500. Please refer to "Purchase of Shares" for more information.


2.    Name Change:

Effective January 1, 1998, the name of the Trust changed from "JPM Series Trust" to "J.P. Morgan Series Trust" and the Fund's name changed from "California Bond Fund" to "J.P. Morgan California Bond Fund." The "JPM Pierpont Shares" were renamed "Select Shares."











JPMCB-981